Leases	12 Months Ended
Dec. 31, 2022
Leases
Leases

10.Leases

The Group has operating leases for corporate offices, warehouses and retail stores. In addition, upon the adoption of ASC 842, land use rights with total carrying amount of RMB4,108.1 million and RMB4,121.8 million (Note 9) were identified as operating lease right-of-use assets as of December 31, 2021 and 2022, respectively.

The Group’s leases have remaining lease terms of 1 months to 68 years, some of which include options to terminate the leases within certain periods. The Group considers these options in determining the classification and measurement of the leases when it is reasonably certain that the Group will exercise that option.

The following table provides information related to the Group’s operating leases (in thousands):

	For the year ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Operating lease cost (i)	433,412	580,375	528,474
Cash paid for amounts included in the measurement of operating lease liabilities	323,836	503,127	471,214
Right-of-use assets obtained in exchange for operating lease obligations	658,168	763,919	336,381
(i)	Included short-term lease cost of RMB27.6 million, RMB31.4 million and RMB27.4 million and amortization expenses of land use rights of RMB84.7 million, RMB87.4 million and RMB91.8 million for the year ended December 31, 2020, 2021 and 2022, respectively.

The following table provides a summary of the Group’s operating lease terms and discount rates, which excludes the land use rights, as of December 31, 2021 and 2022:

	December 31,	December 31,
	2021	2022
Weighted average remaining lease term	2.84 years	3.22 years
Weighted average discount rate	3.95%	3.82%

Maturities of operating lease liabilities as of December 31, 2022 were as follows (in thousands):

RMB
2023	297,607
2024	232,019
2025	138,099
2026	102,114
2027	76,546
Thereafter	183,808
Total operating lease payments	1,030,193
Less: imputed interest	(98,500)
Total	931,693